UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                             Securities Exchange Act

         Date of Report (Date of Earliest Event Reported): March 7, 2011


                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

     002-41703                                                 90-0156146
(Commission File No.)                                   (IRS Employer ID Number)

                  7120 Dallas Parkway Suite 235 Dallas TX 75248
                    (Address of principal executive offices)

                                 (972) 386-7360
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The X-Change Corp. (the "Company") entered into an Agreement and Plan of Exchange with Surrey Vacation Properties, Inc. ("Seller") for 100 percent of the stock in the Seller, a Missouri Corporation. The Company will issue 63,283,391shares of its common stock, $.001, in restricted form to Seller for Connected. A copy of the Contract for Sale is attached hereto as "Exhibit A".

ITEM 7.01 FD DISCLOSURE

(a) The Company filed a press release on March 7, 2011, which is attached hereto as an exhibit.

(b) The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                       Description of Exhibit
-----------                       ----------------------
 10(19)* Agreement and Plan of Exchange by and between The X-Change Corp. and Surrey Vacation Resorts, Inc.

 99(i)*        March 7, 2011 Press Release

----------
*    Filed herewith

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE X-CHANGE CORP.


By: /s/ Haviland Wright
    ----------------------------------
Name: Haviland Wright
      President, CEO and Director
Dated: March 9, 2011

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